Commitments and Contingencies Disclosure	12 Months Ended
Aug. 31, 2015
Notes
Commitments and Contingencies Disclosure

Note 9 – Commitments and Contingencies

Rental Agreement:

On August 17, 2012, the Company leased a 10,410 square foot “industrial condominium” in Camarillo, California, for three years for monthly lease payments of $7,000 per month. There are no common area costs. All company operations were concentrated at the site and this lease ended on August 31, 2015.

On August 7, 2015, the Company entered into a Commercial Single-Tenant Lease for a 26,550 square foot building in Oxnard, California, with monthly payments of $13,507 for sixty months, plus common area costs of $507.38 per month.  All company operations will be concentrated at the site.

Lease Commitments – following five fiscal years:

Fiscal year ended

August 31,

Year	Lease
2016	168,173

2017	168,173
2018	168,173
2019	168,173
2020	168,173